===============================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   --------

                                   FORM 8-K/A

                                   --------


                                AMENDMENT NO. 2
                                      TO
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                      DATE OF REPORT:   JANUARY 19, 1999
              (DATE OF EARLIEST EVENT REPORTED: AUGUST 31, 1998)


                        GROUP MAINTENANCE AMERICA CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    TEXAS                         1-13565                      76-0535259
(STATE OR OTHER                 (COMMISSION                  (I.R.S. EMPLOYER
 JURISDICTION                   FILE NUMBER)                IDENTIFICATION NO.)
OF INCORPORATION)





 8 GREENWAY PLAZA, SUITE 1500
       HOUSTON, TEXAS                                                 77046
(ADDRESS OF PRINCIPAL EXECUTIVE                                     (ZIP CODE)
         OFFICES)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100



===============================================================================

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     On August 31, 1998, Group Maintenance America Corp. (the "Company") completed the acquisition of Romanoff Electric Corp., an Ohio corporation ("Romanoff"). The Company acquired Romanoff pursuant to a merger (the "Merger") of Romanoff Electric Acquisition Corp.("REAC"), a wholly-owned subsidiary of the Company, with and into Romanoff. The Merger was effected in accordance with the Agreement and Plan of Merger (the "Merger Agreement") dated as of August 31, 1998, among the Company, REAC, Romanoff, and the shareholders of Romanoff. A copy of the Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. Romanoff was the surviving corporation of the Merger. The purchase price paid or to be paid by the Company for Romanoff consists of $17.4 million in cash, $4.0 million in notes payable and 0.8 million shares of the Company's common stock, par value $.001 per share ("Common Stock").

     Substantially all of the stockholders of Romanoff prior to the Merger will be employed by the surviving corporation after the Merger. After the Merger, Romanoff shall continue to lease a facility from a partnership of which three former shareholders of Romanoff (Matthew Romanoff, Cynthia Romanoff and Pamela Romanoff) own partnership interests.

     Romanoff is engaged in the business of providing electrical and communication network installation, maintenance and repair services for large commercial and industrial customers in the Toledo, Ohio marketplace. The assets of Romanoff consist primarily of cash, accounts receivable, inventory, equipment, vehicles and goodwill. The Company expects that Romanoff will continue to conduct its business in substantially the same manner as conducted before the Merger.

     The cash portion of the consideration paid by the Company in connection with the Merger was provided pursuant to loans made under a Credit Agreement dated as of June 12, 1998 (the "Credit Agreement") among the Company, certain subsidiaries of the Company, Chase Bank of Texas, National Association, as Agent, Paribas and ABN AMRO Bank, N.V., as Co-Agents, and the banks named
therein (the "Lenders").   Under the Credit Agreement, a syndicate of banks
agreed to provide up to $125 million of financing to the Company on a secured basis. A list of the Lenders is set forth on Exhibit 99 which is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of businesses acquired.

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Romanoff Electric Corp.:

  We have audited the accompanying balance sheets of Romanoff Electric Corp. as of December 31, 1996 and 1997, and the related statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Romanoff Electric Corp. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1997 in conformity with generally accepted accounting principles.

KPMG LLP

Houston, Texas
January 8, 1999

                            ROMANOFF ELECTRIC CORP.

                                BALANCE SHEETS


                                                                                    December 31,   December 31,      June 30,
                                                                                        1996           1997            1998
                                                                                    ------------   ------------     ----------
                                                                                                                    (unaudited)
                                                ASSETS
                                                ------
CURRENT ASSETS:
 Cash and cash equivalents........................................................   $   177,052    $    61,043    $   242,807
 Accounts receivable-trade, net of allowance for doubtful accounts of $104,631
  at December 31, 1996 and 1997 and June 30, 1998, respectively...................     7,008,345      7,109,958      6,410,565
 Accounts receivable - other......................................................        43,231         31,383        193,091
 Inventories......................................................................       212,783        228,950        203,760
 Costs and estimated earnings in excess of billings on uncompleted contracts......     2,092,224      1,260,337      1,942,862
 Prepaid expenses and other current assets........................................         1,284          2,953            234
                                                                                     -----------    -----------    -----------
   Total current assets...........................................................     9,534,919      8,694,624      8,993,319

PROPERTY AND EQUIPMENT, NET.......................................................     1,647,865      1,783,677      1,851,589
CASH SURRENDER VALUE OF LIFE INSURANCE............................................       380,947      1,244,950      1,290,550
OTHER LONG-TERM ASSETS............................................................        11,500         11,500         11,500
                                                                                     -----------    -----------    -----------
   Total assets...................................................................   $11,575,231    $11,734,751    $12,146,958
                                                                                     ===========    ===========    ===========

                                LIABILITIES AND SHAREHOLDERS' EQUITY
                                -----------------------------------
CURRENT LIABILITIES:
 Accounts payable.................................................................   $ 2,328,144    $ 2,388,988    $ 1,682,106
 Accrued expenses.................................................................     2,017,996      2,010,168      2,427,815
 Accrued income taxes payable.....................................................        37,965         11,631         34,338
 Billings in excess of costs and estimated earnings on uncompleted contracts......     1,282,396      1,154,329        824,370
 Current maturities of long-term debt.............................................       250,000        100,000              -
                                                                                     -----------    -----------    -----------
   Total current liabilities......................................................     5,916,501      5,665,116      4,968,629

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
 Class A common stock - no par value; stated value $200 per share; 1,105,
  1,095 and 1,120 shares issued and outstanding, respectively.....................       221,000        219,000        224,000
 Class B common stock - no par value; stated value $200 per share; 209,
  229 and 274 shares issued and outstanding, respectively.........................        41,800         45,800         54,800
 Paid-in capital..................................................................         3,950         31,950        267,650
 Retained earnings................................................................     5,391,980      5,772,885      6,631,879
                                                                                     -----------    -----------    -----------
   Total shareholders' equity.....................................................     5,658,730      6,069,635      7,178,329
                                                                                     -----------    -----------    -----------
   Total liabilities and shareholders' equity.....................................   $11,575,231    $11,734,751    $12,146,958
                                                                                     ===========    ===========    ===========

The accompanying notes are an integral part of these financial statements.

                            ROMANOFF ELECTRIC CORP.

                           STATEMENTS OF OPERATIONS



                                                                 Years ended                          Six months ended
                                                                 December 31,                              June 30,
                                               -------------------------------------------     -------------------------------
                                                  1995             1996            1997            1997                1998
                                               -----------      ----------      ----------     ----------          -----------
                                                                                                         (unaudited)
REVENUES...................................... $28,066,805     $33,575,001     $33,008,426     $16,646,981         $18,799,888

COST OF SERVICES..............................  24,126,991      26,860,381      25,430,111      12,699,405          14,188,674
                                               -----------     -----------     -----------     -----------         -----------
      Gross profit............................   3,939,814       6,714,620       7,578,315       3,947,576           4,611,214

SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES....................................   2,611,250       4,322,335       4,930,455       2,343,373           2,902,550
                                               -----------     -----------     -----------     -----------         -----------
      Income from operations..................   1,328,564       2,392,285       2,647,860       1,604,203           1,708,664

OTHER INCOME (EXPENSE):
  Interest income.............................      11,133           6,180          29,470          14,735               8,622
  Interest expense............................    (145,427)       (172,723)        (29,775)         (5,456)             (2,459)
  Other, net..................................      13,525         260,732          (3,490)        (12,190)            350,179
                                               -----------     -----------     -----------     -----------         -----------
      Income before income tax provision......   1,207,795       2,486,474       2,644,065       1,601,292           2,065,006

INCOME TAX PROVISION..........................      26,300          52,800          25,600          15,503              50,000
                                               -----------     -----------     -----------     -----------         -----------
NET INCOME.................................... $ 1,181,495     $ 2,433,674     $ 2,618,465     $ 1,585,789         $ 2,015,006
                                               ===========     ===========     ===========     ===========         ===========

The accompanying notes are an integral part of these financial statements.

                            ROMANOFF ELECTRIC CORP.

                      STATEMENTS OF SHAREHOLDERS' EQUITY



                                                                                                       Net unrealized
                                                      Common stock                                        gains on       Total
                                                  ---------------------        Paid-in     Retained      marketable   shareholders'
                                                  Shares         Amount        Capital     Earnings      securities      equity
                                                  ------        -------       --------    -----------  -------------  ------------
Balance, December 31, 1994....................    1,314         $262,800      $  3,950    $ 5,774,747    $   157,835   $ 6,199,332

 Net income...................................        -                -             -      1,181,495              -     1,181,495

 Change in unrealized holding gains on
   securities available for sale..............        -                -             -              -         42,106        42,106

 Distributions to shareholders
  Cash........................................        -                -             -       (660,700)             -      (660,700)
  Net assets of division......................        -                -             -     (2,322,236)             -    (2,322,236)
                                                  -----         --------      --------    -----------    -----------   -----------
Balance, December 31, 1995....................    1,314         $262,800         3,950      3,973,306        199,941     4,439,997

 Net income...................................        -                -             -      2,433,674              -     2,433,674

 Change in unrealized holding gains on
   securities available for sale..............        -                -             -              -       (199,941)     (199,941)

 Distributions to shareholders................        -                -             -     (1,015,000)             -    (1,015,000)
                                                  -----         --------      --------    -----------    -----------   -----------
Balance, December 31, 1996....................    1,314         $262,800         3,950      5,391,980              -     5,658,730

 Issuance of stock............................       10            2,000        28,000              -              -        30,000

 Net income...................................        -                -             -      2,618,465              -     2,618,465

 Distributions to shareholders................        -                -             -     (2,237,560)             -    (2,237,560)
                                                  -----         --------      --------    -----------    -----------   -----------
Balance, December 31, 1997....................    1,324         $264,800        31,950      5,772,885              -     6,069,635

 Issuance of stock (unaudited)................       70           14,000       235,700              -              -       249,700

 Net income (unaudited).......................        -                -             -      2,015,006              -     2,015,006

 Distributions to shareholders (unaudited)....        -                -             -     (1,156,012)             -    (1,156,012)
                                                  -----         --------      --------    -----------    -----------   -----------
Balance, June 30, 1998 (unaudited)............    1,394         $278,800      $267,650    $ 6,631,879    $         -   $ 7,178,329
                                                  =====         ========      ========    ===========    ===========   ===========


  The accompanying notes are an integral part of these financial statements.

                            ROMANOFF ELECTRIC CORP.

                           STATEMENTS OF CASH FLOWS

                                                                               Years ended                    Six months ended
                                                                                December 31,                       June 30,
                                                                   --------------------------------------   -----------------------
                                                                      1995         1996           1997         1997         1998
                                                                   -----------   ----------    ----------   ----------   ----------
                                                                                                                  (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net income..................................................  $ 1,181,495  $ 2,433,674   $ 2,618,465  $ 1,585,789  $ 2,015,006
     Adjustments to reconcile net income to net
       cash provided by operating activities:
       Depreciation..............................................      247,039      342,050       435,609      181,676      231,660
       (Gain) Loss on sale of property and equipment.............       (4,243)      (5,406)        3,490            -            -
       Gain on disposal of marketable securities.................            -     (237,600)            -            -            -
       Charitable contribution of marketable securities..........            -      277,372             -            -            -
       Increase in cash surrender value of life insurance policy.      (86,964)     (92,034)     (100,949)     (45,600)     (45,600)
       Change in operating assets and liabilities:
         (Increase) decrease in -
            Accounts receivable-trade............................   (1,518,562)  (1,222,429)     (101,613)     612,963      699,393
            Accounts receivable-other............................      134,838       69,101        11,848      (28,781)    (161,708)
            Inventories..........................................      (24,844)      92,056       (16,167)     (41,283)      25,190
            Costs and estimated earnings in excess of
               billings on uncompleted contracts.................       23,306     (230,158)      703,820      962,696   (1,012,484)
            Prepaid expenses and other current assets............       (1,029)       7,331        (1,669)       1,050        2,719
         Increase  (decrease) in -
            Accounts payable.....................................      804,594      210,478        60,844     (902,532)    (706,882)
            Income taxes payable.................................            -       37,965       (26,334)      20,696       22,706
            Accrued expenses.....................................     (218,129)     677,367        (7,828)      36,857      417,648
                                                                    ----------   ----------    ----------   ----------   ----------
                Net cash provided by operating activities........      537,501    2,359,767     3,579,516    2,383,531    1,487,648
                                                                    ----------   ----------    ----------   ----------   ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment.........................     (514,373)    (681,617)     (575,038)    (188,978)    (299,572)
     Proceeds from sale of property and equipment................        6,050       13,075           127            -            -
     Payments for life insurance.................................            -            -      (763,054)           -            -
                                                                    ----------   ----------    ----------   ----------   ----------
                Net cash used in investing activities............     (508,323)    (668,542)   (1,337,965)    (188,978)    (299,572)
                                                                    ----------   ----------    ----------   ----------   ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from borrowings of long-term debt..................      627,119       54,533        50,000            -            -
     Repayment of debt...........................................            -     (593,328)     (200,000)    (847,372)    (100,000)
     Proceeds from issuance of stock.............................            -            -        30,000            -      249,700
     Distributions to shareholders...............................     (660,700)  (1,015,000)   (2,237,560)     (897,107) (1,156,012)
                                                                    ----------   ----------    ----------   ----------   ----------
                Net cash used in financing activities............      (33,581)  (1,553,795)   (2,357,560)   (1,744,479) (1,006,312)
                                                                    ----------   ----------    ----------   ----------   ----------
NET CHANGE IN CASH AND CASH EQUIVALENTS..........................       (4,403)     137,430      (116,009)      450,074     181,764

CASH AND CASH EQUIVALENTS, beginning of period...................       44,025       39,622       177,052       177,052      61,043
                                                                    ----------   ----------    ----------   ----------   ----------
CASH AND CASH EQUIVALENTS, end of period.........................  $    39,622  $   177,052   $    61,043  $   627,126  $   242,807
                                                                    ==========   ==========    ==========   ==========   ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for:
     Interest....................................................  $   144,499  $   166,417   $    29,774  $     5,456  $     2,459
     Income taxes................................................  $    26,300  $    14,835   $    47,955  $     5,193  $    27,293

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITY
Distribution of net assets of division on January 1, 1995
 to shareholders
     Working Capital, including $13,641 in cash..................  $ 1,874,924  $         -   $         -  $         -  $         -
     Net Property and Equipment..................................      447,312            -             -            -            -
                                                                    ----------   ----------    ----------   ----------   ----------
     Net Assets Distributed......................................  $ 2,322,236  $         -   $         -  $         -  $         -
                                                                    ==========   ==========    ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

                            ROMANOFF ELECTRIC CORP.
                         NOTES TO FINANCIAL STATEMENTS

  (All information with respect to the interim periods ended June 30, 1997 and
                               1998 is unaudited)

1.  BUSINESS AND ORGANIZATION

  Romanoff Electric Corp. ("the Company") is a full-service unionized electrical contractor serving principally northwest Ohio and southeast Michigan. The Company performs work under cost-plus-fee contracts, fixed price contracts, and time and material contracts. The length of individual contracts varies, but typically is less than one year.

2.  SUMMARY OF SIGNIFICANT POLICIES

  Interim Financial Information

  The interim financial statements for the six months ended June 30, 1997 and 1998 and as of June 30, 1998 are unaudited, and certain information and footnote disclosures, normally included in financial statements prepared in accordance with generally accepted accounting principles, have been omitted. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the financial position, results of operations and cash flows with respect to the interim financial statements, have been included. The results of operations for the interim periods are not necessarily indicative of the results for the entire fiscal year.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Revenue and Cost Recognition

  Revenues from fixed price contracts are recognized on the percentage of
  completion method.   The completed percentage is measured by the percentage of
  cost incurred to date as compared to the estimated total cost for each contract, including work for approved change orders. Revenue from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method. Revenue from time and material contracts is accrued at the end of each month based on chargeable costs incurred through month end. Time and material contracts are billed for the number of man hours and costs incurred.

  Contract costs include all direct material, subcontract and labor costs and a provision for indirect costs such as indirect labor and equipment costs. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and revenues and are recognized in the period in which the revisions are determined.

  Cash and cash equivalents

  For purposes of the statements of cash flows, the Company considers investments in money market accounts and certificates of deposits purchased with an original maturity of three months or less to be cash equivalents.

                            ROMANOFF ELECTRIC CORP.
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

   Accounts Receivable

   Accounts receivable consists of the following at December 31, 1996 and 1997:

                                                           1996         1997

        Accounts receivable - billed ................  $ 6,328,570  $ 6,243,975
        Retainage receivable.........................      784,406      970,614
        Allowance for doubtful accounts..............     (104,631)    (104,631)
                                                        ----------   ----------
                                                       $ 7,008,345  $ 7,109,958
                                                        ==========   ==========

  Inventories

  Inventories consist of parts and supplies for general use and items for specific jobs. Inventories are stated at lower of cost or market. Cost is determined using the first-in, first-out method.

  Property and Equipment

  Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the useful lives of the assets. Expenditures for major renewals and improvements, which extend the useful lives of existing equipment, are capitalized and depreciated. The estimated useful lives of assets are as follows:

                                        Years

  Autos and trucks...................     5
  Machinery and equipment............    5-7
  Furniture and fixtures.............    5-7
  Leasehold improvements.............     10

  Expenditures for repairs and maintenance are charged to expense when incurred. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statements of operations.

  Cash Surrender Value of Life Insurance

  Cash surrender value of life insurance is recorded at cash value as stated by the insurance carrier.

  Income Taxes

  The shareholders of the Company have elected to be taxed for federal and state tax purposes as an S Corporation whereby the shareholders' respective equitable shares in the taxable income of the Company are reportable on the their individual tax returns. The Company has made distributions to the shareholders each year at least in the amounts necessary to pay personal income taxes payable on the Company's taxable income. The Company is subject to local taxes. As of December 31, 1996 and 1997, deferred taxes are insignificant.

  Credit Risk

  Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash, accounts receivable, cash surrender value of life insurance and costs and estimated earnings in excess of billings on uncompleted contracts.

                            ROMANOFF ELECTRIC CORP.
                  NOTES TO FINANCIAL STATEMENTS - (Continued)

  Accounts receivable and costs and estimated earnings in excess of billings on uncompleted contracts result primarily from contracts with customers principally in the Company's service area in northwest Ohio and southeast Michigan. Credit is extended to customers after an evaluation for credit worthiness; however, the Company does not require collateral or other security from customers.

  Revenues from customers that represent 10% or more of total revenues for each of the three years ended December 31, 1995, 1996 and 1997 are as follows:

                                1995       1996       1997
                                ----       ----       ----

  Customer A..................  6.2%       14.7%       1.2%
  Customer B.................. 16.6%        4.9%       5.4%
  Customer C..................  0.0%       23.8%       6.3%

3.  MARKETABLE SECURITIES

  The Company accounts for marketable securities in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. All of the Company's marketable securities (all of which were equity securities and investments in mutual funds) were classified as available for sale with unrealized gains or losses recorded as a separate component of shareholders' equity. In December 1996, the Company made a charitable contribution of its marketable securities with a cost of $39,773 and a market value of $277,373. The Company recorded a gain on the disposal of marketable securities of $237,600 and a charitable contribution of $277,372.

4.  EMPLOYEE BENEFIT PLANS

  The Company maintains a profit sharing/retirement plan for the benefit of its full-time employees who qualify under its terms and conditions. Eligibility in the plan is limited to personnel over 20-1/2 years old, with 6 months or more of service, who are exempt employees not covered by any other qualified plan. Total annual contributions to the plan range, at the discretion of the Company, from 5% to 15% of annual compensation of covered participants. Contributions were $172,492, $204,732 and $224,068 for the years ended December 31, 1995, 1996 and 1997, respectively. The Company also offers a 401(k) plan under which eligible employees contribute up to 10% of their salary.

  The Company contributes to several union-administered pension plans covering all of its union employees. Pension expense charged to operations was $758,654, $1,292,598 and $1,129,149 for the years ended December 31, 1995,
  1996 and 1997, respectively. Governmental regulations impose certain requirements relative to multi-employer plans. In the event of a plan's termination or employer withdrawal, the Company may be liable for a portion of the plan's unfunded vested benefits, if any. There are no unfunded vested pension liabilities under these plans at December 31, 1997.

5.  LEASES

  The Company leases its facilities from a related partnership, pursuant to leases which expire in 2002 and which provide for payments of taxes, maintenance, and insurance by the Company. Rental expense recorded under these leases for each of the years ended December 31, 1995, 1996 and 1997, was $140,193. As of December 31, 1997, the total minimum rental commitment for operating leases which is due in future years is as follows:

             Years ending December 31,
                   1998....................   $ 140,193
                   1999....................     145,800
                   2000....................     151,632
                   2001....................     157,680
                   2002....................     163,980
                                               --------
                                              $ 759,285
                                               ========

                            ROMANOFF ELECTRIC CORP.
                  NOTES TO FINANCIAL STATEMENTS - (Continued)

6.  COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

  A summary of the status of uncompleted contracts as of December 31, 1996 and 1997 is as follows:

                                                1996            1997
                                                ----            ----

        Costs incurred...................   $ 7,654,104     $10,341,573
        Estimated earnings recognized....       662,613       1,622,110
                                             ----------      ----------
                                              8,316,717      11,963,683
        Less billings on contracts.......     7,506,889      11,857,675
                                             ----------      ----------
                                            $   809,828     $   106,008
                                             ==========      ==========

     These costs and estimated earnings on uncompleted contracts are included in
     the accompanying   balance sheet under the following captions:

                                                1996            1997
                                                ----            ----

        Costs and estimated earnings in
         excess of billings on uncompleted
         contracts.........................  $ 2,092,224     $ 1,260,337
        Billings in excess of costs and
         estimated earnings on uncompleted
         contracts.........................   (1,282,396)     (1,154,329)
                                              ----------      ----------
                                             $   809,828     $   106,008
                                              ==========      ==========

7.  PROPERTY AND EQUIPMENT

  The principal categories of property and equipment as of December 31, 1996 and 1997 are as follows:

                                                          1996         1997
                                                          ----         ----

        Machinery and Equipment...................... $ 1,970,622  $ 2,228,955
        Furniture and Fixtures.......................     279,676      215,127
        Automobiles and Trucks.......................   1,136,959    1,287,812
        Leasehold Improvements.......................     413,263      407,178
                                                       ----------   ----------
                                                        3,800,520    4,139,072
        Less: Accumulated depreciation ..............   2,152,655    2,355,395
                                                       ----------   ----------
           Total Property and Equipment, net......... $ 1,647,865  $ 1,783,677
                                                       ==========   ==========


8.  COMMITMENTS AND CONTINGENCIES

  The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operations or liquidity.

                            ROMANOFF ELECTRIC CORP.
                  NOTES TO FINANCIAL STATEMENTS - (Continued)

9.  TRANSACTIONS WITH RELATED PARTIES

  The Company rents certain office equipment on a monthly basis from Mishpocheh Leasing Company ("Mishpocheh"), a related partnership. Rent expense pursuant to this lease charged to operations for the years ended December 31, 1995, 1996 and 1997, was $50,090, $62,950 and $76,991, respectively. See also Note
  5.

  The Company provided certain administrative services to Romanoff Electric/Columbus, Inc. ("REC"), a former division of the Company that was spun off in 1995 (see note 12). Such amounts are included as a reduction of operating expenses and totaled $82,560, $75,400 and $60,000 for the years ended December 31, 1995, 1996 and 1997, respectively. Subsequent to December 31, 1997, REC has been acquired by EMCOR, the agreement pursuant to which such services has been provided was terminated effective June 30, 1998, and the Company has received payment in full for all amounts receivable from REC.

  Accounts receivable from affiliates, included in the caption "Accounts Receivable, Other" in the accompanying balance sheets, consist of the following at December 31, 1996 and 1997:

                                        1996           1997
                                        ----           ----

        REC......................... $ 39,431      $ 28,783
        Shareholder.................    3,400            --
        Mishpocheh..................       --         2,150
                                      -------       -------
                                     $ 42,831      $ 30,933
                                      =======       =======

  There were no accounts payable to related parties at December 31, 1996 and 1997.

                            ROMANOFF ELECTRIC CORP.
                  NOTES TO FINANCIAL STATEMENTS - (Continued)


10.  BORROWINGS UNDER BANK LINE OF CREDIT

  The Company has a total of $5,000,000 in revolving credit agreements and lines of credits with banks, as follows:


                                                                                 Amount Drawn at           Amount Drawn at
                                                                                 December 31, 1996         December 31, 1997
                                                                                 -----------------         -----------------

  Fifth Third Bank of Toledo, N.A., $1,000,000 credit agreement providing for revolving credit through June 2000, unsecured, bearing interest at a rate of one-half percent below the bank's prime rate (prime rate of 8.5% at December 31, 1997), commitment fee of
  0.25% on average daily unadvanced balance, paid quarterly....................  $    50,000               $   100,000

  Fifth Third Bank of Toledo, N.A., $1,000,000 line of credit through
  June 2000, unsecured, bearing interest at a rate of one-half percent
  below the bank's prime rate (prime rate of 8.5% at December 31, 1997)........           --                        --

  Key Bank, $2,000,000 line of credit through June 2000, unsecured, bearing interest at a rate of either the bank's prime rate (8.5% at
  December 31, 1997), or LIBOR plus 2.25%, at the option of the Company........           --                        --

  Capital Bank, $1,000,000 line of credit through June 2000, unsecured, bearing interest at the bank's prime rate (8.5% at
  December 31, 1997)...........................................................      200,000                        --
                                                                                  ----------                ----------
                                                                                 $   250,000               $   100,000
                                                                                  ==========                ==========

11.  COMMON STOCK

  Classes A and B common stock are identical in participation and ownership rights. Different restrictions apply to the ability to transfer shares.
  Class A shareholders are not required to be employees of the Company and may
  transfer shares to other Class A shareholders or linear descendants.   Class B
  shareholders are required to be employees of the Company and may not transfer or sell any shares without the consent of all shareholders. If employment of the class B shareholder is terminated for any reason, then the Company is obligated to purchase the stock from the shareholder based upon its book value. The total shares authorized for Class A and B are 3,000 shares.

12.  FINANCIAL INSTRUMENTS

  The Company's financial instruments consist of cash and cash equivalents, cash surrender value of life insurance, and borrowings under bank lines of credit. The Company believes the carrying values of these instruments on the accompanying balance sheets at December 31, 1996 and 1997 approximate their fair values.

13.  DISTRIBUTIONS TO SHAREHOLDERS

  On January 1, 1995, the Company completed the spinoff of its Columbus operations in a tax-free distribution to its shareholders. The newly created company was named REC.

                            ROMANOFF ELECTRIC CORP.
                  NOTES TO FINANCIAL STATEMENTS - (Continued)

  Under the agreement and plan of reorganization and corporate separation, the Company transferred to REC $2,332,236 of net assets at historical cost, including $13,641 in cash, in exchange for 1,314 shares of REC common stock. Each common shareholder of the Company received one share of REC common stock for each share of the common stock of the Company held on December 15, 1994, which was the record date of the distribution.

14.  SUBSEQUENT EVENT

  Effective August 31, 1998, Group Maintenance America Corp. (GroupMAC) acquired all of the outstanding shares of the Company for a combination of cash and common stock of GroupMAC.

     (c)  Exhibits.

     The following exhibits are filed with this report:

2.1* Agreement and Plan of Merger dated as of August 31, 1998 among the Company, Romanoff Electric Acquisition Corp., Romanoff Electric Corp. and the shareholders of Romanoff Electric Corp.

23        Consent of KPMG, LLP.

99*       List of Lenders under the Credit Agreement.
---------
* Incorporated by reference to the Company's Form 8-K dated September 15, 1998.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GROUP MAINTENANCE AMERICA CORP.

                                          By: /s/ Randolph W. Bryant
                                             ----------------------------------
                                                   Randolph W. Bryant
                                                  Senior Vice President
                                                   and General Counsel

Date: January 19, 1999